UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

GROW SOLUTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12410 SE 282nd Avenue, Unit C

Boring, Oregon 97009

(Address of principal executive offices)

(503) 512-7710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim President

On November 20, 2017, the members of the Board of Directors (the “Board”) of Grow Solutions Holdings, Inc., a Nevada corporation (the “Company”), appointed Ms. Alyce Schreiber as Interim President, effective immediately upon the removal of the Gerard Danos by the Board as disclosed below.

Below is a description of the professional work experience of Ms. Schreiber.

Alyce Schreiber, Age 53, Interim President and Member of the Board of Directors

Since July 2015, Ms. Schreiber has been employed by TCA Global Credit Master Fund, LP, where she manages many strategic projects and evaluates overall operations. She is primarily responsible for overseeing regulatory compliance policies and procedures. Prior to July 2015, Ms. Schreiber was president of her own management advisory firm since 2001, specializing in business growth and funding strategies, mergers and acquisitions, divestitures and strategic management services for small and midsize private and public companies across industry and market segments. Ms. Schreiber started her career as a Tax Specialist with Laventhol & Horwath, a national accounting firm, before joining various public and private companies in the US as an officer and director, including specialty finance companies engaged in lending activities related to consumer finance and mortgage banking.

Ms. Schreiber holds a Bachelor of Science in Business Administration with a concentration in Accounting from Boston University and a Juris Doctor degree from Benjamin N. Cardozo School of Law and is a member of the New York Bar.

Removal of Interim President

On November 20, 2017, the Board removed Gerard Danos as Interim President, effectively immediately.

Family Relationships

Ms. Schreiber and Mr. Danos do not have a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no applicable related party transactions.

Compensatory Arrangements

None.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GROW SOLUTIONS HOLDINGS, INC.

Date: November 24, 2017	By:	/s/ Alyce Schreiber
	Name:	Alyce Schreiber
	Title:	Interim President

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